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                                                                    EXHIBIT 23.1


                            INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Monterey Pasta Company on Form S-3 of our report dated March 29, 1996, appearing in the Annual Report on Form 10-K of Monterey Pasta Company for the year ended December 31, 1995, as amended by Form 10-K/A, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

/s/ DELOITTE & TOUCHE LLP


San Francisco, California
August 23, 1996